

Exhibit 99.1

Investor Presentation

THE DIXIE GROUP

January 2011



Forward-Looking Statements

THE DIXIE GROUP

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.

- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- **Began operations in 1920**
- **Entered floorcovering in 1993 and exited textiles in 1999 – now 100% floorcovering**
- **Eight floorcovering acquisitions in the ‘90’s**
- **Exclusively focused on upper-end markets**
- **Traditionally we have outperformed the industry and expect to do so in the future**

Dixie Today







- **Commitment to brands in the upper-end market with strong growth potential**
- **Diversified between Commercial and Residential markets**
- **Diversified customer base**
  - **Top 10 carpet customers – 14% of carpet sales**
  - **Top 20 carpet customers – 17% of carpet sales**

New and Existing Home Sales
Seasonally Adjusted Rate

THE DIXIE GROUP


New 1,000
Existing 1,000
New Homes
Existing Homes
1,000
900
800
700
600
500
400
300
200
100
7,000
6,500
6,000
5,500
5,000
4,500
4,000
3,500
Jan
July
Jan
July
Jan
July
Jan
July
2007
2008
2009
2010

October 2010:

- Bad news…..
- New home sales declined 8.1% to an annualized rate of 283,000 -- 29% below a year ago. Sales in the West declined again to a rate of only 51,000 and that was 47% below a year ago.
- Existing home sales declined 2.2% to a rate of 4.43 million.
- Home sales are so weak and inventories are so high that downward price pressure continues.
- NAR predicts existing home sales at an annual rate above 5 million by spring.

Source: National Association of Realtors (existing) and census.gov/const/c25 (new).
Next release December 23(new); December 22 (existing).

Residential Remodeling
Owner-Occupied Improvements*

THE DIXIE GROUP



Millions of dollars
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Jan '10
Feb
Mar
Apr
May
Jun
Jly
Aug
Sep
Oct
Expenditures increased to a rate of $109 billion in October. That was 10.7% below one year ago.

*Census discontinued a broader survey of remodeling in 2008. It included rental, vacant and seasonal properties.

http://www.census.gov/const/www/c30index.html, Private construction

The Industry

THE DIXIE GROUP



Mfg Value US Carpet and Rug Mill Shipments
($ 000's)
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
1963
1966
1969
1972
1975
1978
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008
12 to 18 months dips during recessionary times
Multi-year decline

Source: U.S. Census Bureau & CRI Estimate

The Industry versus GDP

THE DIXIE GROUP



Value of U.S. Carpet and Rug Mill Shipments
versus Gross Domestic Product
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
Mfg Value US Carpet and Rugs
GDP

2010:

- Estimated data for 2010
- We are starting to see a rebound in the relationship between carpet and rug shipments and GDP
- We believe that the long-term trend will once again be restored once purchases of existing homes rebounds

The Industry versus Fixed Investment

THE DIXIE GROUP



Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
Residential Fixed Investment % of GDP
Comercial Structures Fixed Investment as % of GDP
Residential 62 Yr Average
Commercial 62 Yr Average

Consumer Sentiment
University of Michigan

THE DIXIE GROUP


1966 = 100
100
95
90
85
80
75
70
65
60
55
50
45
Jan
Mar
May
Jly
Sep
Nov
Overall Sentiment
Expectations for the Future
2007
2008
2009
2010

December 10:

- The first reading for December looks pretty good. November was revised upward.
- Confidence is headed in the right direction.
- When consumers get a better picture of healthcare, the stock market and the tax situation, they will be in a better position to express their feelings about the future.
- For now, high unemployment and the prospects of sinking house prices weigh heavy on the consumer.

Source: University of Michigan Consumer Sentiment Survey.

The Stock Market

THE DIXIE GROUP


S&P 500
1800
1600
1400
1200
1000
800
600
400
200
0
Jan
Apr
Jul
Oct
Jan
Apr
Jul
Oct
Jan
Apr
Jul
Oct
Jan
Apr
Jul
Oct
2007
2008
2009
2010

December 10:

- The stock market continues to rally.
- The market is being driven by rising asset prices.
- For now, high unemployment and the prospects of sinking house prices are not holding back the stock market rally.

2009 U.S. Carpet Manufacturers

THE DIXIE GROUP

Carpet & Rug Sales	Dollars in Millions		% Total
Shaw	$	3,025	31.4%
Mohawk	$	2,479	25.8%
Beaulieu	$	857	8.9%
Interface	$	423	4.4%
The Dixie Group	$	199	2.1%
Others	$	2,642	27.4%
Total Industry	$	9,625	100.0%

The Industry

THE DIXIE GROUP

2006 Broadloom Carpet End Use

Sales $10.19 Billion


Commercial
35%
Residential
65%

2010 * Broadloom Carpet End Use

Sales $7.02 Billion


Commercial
41%
Residential
59%

Commercial %
2001 – 2009
From 32% to 42%

Source: CRI, * estimated for 2010

Dixie Group Carpet Sales

THE DIXIE GROUP

Dixie 2010 Carpet and Rug Sales by End Market

Commercial %
2001 – 2009
From 29% to 38%



High-End Commercial 30%
High-End Residential 70%

Broadloom Sales Dollars % Change vs. Prior Yr Quarter

THE DIXIE GROUP



Industry
Dixie
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
Precent Change
1st QT 2006
2nd QT 2006
3rd QT 2006
4th QT 2006
1st QT 2007
2nd QT 2007
3rd QT 2007
4th QT 2007
1st QT 2008
2nd QT 2008
3rd QT 2008
4th QT 2008
1st QT 2009
2nd QT 2009
3rd QT 2009
4th QT 2009
1st QT 2010
2nd QT 2010
3rd QT 2010
4th QT 2010

Broadloom Square Yards % Change vs. Prior Yr Quarter

THE DIXIE GROUP



Industry
Dixie
Precent Change
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
1st QT 2006
2nd QT 2006
3rd QT 2006
4th QT 2006
1st QT 2007
2nd QT 2007
3rd QT 2007
4th QT 2007
1st QT 2008
2nd QT 2008
3rd QT 2008
4th QT 2008
1st QT 2009
2nd QT 2009
3rd QT 2009
4th QT 2009
1st QT 2010
2nd QT 2010
3rd QT 2010
4th QT 2010

Residential Positioning of The Dixie Group


ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2009 $'s)
ESTIMATED DATA
TOTAL MARKET: SQUARE YARDS
OR SALES DOLLARS
35% Market Share
Masland
Dixie Home
Fabrica
$0
$7
INDUSTRY
AVERAGE
$14
$21
$28
$35
$42
$49
PRICE/ SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 6, 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Dixie High-End Residential Sales

THE DIXIE GROUP

Year 2006


Fabrica, 26%
Masland, 42%
Dixie Home, 32%

Year 2010


Fabrica, 18%
Masland, 43%
Dixie Home, 39%



Dixie Group High-End Residential Sales (all brands)

THE DIXIE GROUP



Sales by Segment for 2010



Other, 1%
Distributor, 1%
Specialty – OEM, 1%
Builder, 4%
Commercial, 3%
National Retailers, 2%
Mass Merchant, 11%
Designer, 21%
Retailer, 57%



Sales by Segment for 2010


Distributor, 2%
Builder, 2%
Mass Merchant, 27%
Retailer, 69%



- **Well-styled moderate to upper priced residential broadloom line**
- **Dixie provides a "full line" to retailers**
- **Leverage needed by fiber suppliers for market access**
- **Selective distribution strategy attractive to retailers**
- **Growth initiatives**
  - **Stainmaster ® value products**
  - **Durasilk (polyester) collection**



Sales by Segment for 2010


Commercial, 6%
Other, 1%
Builder, 5%
National Retailers, 1%
Designer, 31%
Retailer, 56%



- **Leading high-end brand with reputation for innovative styling, design and color**
- **High-end retail / designer driven**
- **Hand crafted and imported rugs**
- **Growth initiative**
  - **New Stainmaster ® value products**
  - **Wool products**
    - **First introductions in 2007**
    - **Now offering complete line to the industry**



Sales by Segment for 2010


Specialty
–OEM, 6%
Other, 6%
Builder, 3%
National
Retailers, 7%
Retailer, 38%
Designer,
40%

FABRICA
FINE CARPET & RUGS

THE DIXIE GROUP



- **Premium high-end brand**
- **Designer focused**
- **Hand crafted and imported rugs**
- **Growth initiative**
  - New products, heightened focus on retail penetration
  - Full service supplier of wool to the designer trade with excellent service and support





Sales by Segment for 2010



Other, 7%
Government, 1%
Retail, 11%
Health Care, 2%
Specified Design, 41%
Hospitlality, 23%
Restaurant, 6%
International, 8%

Channels: Interior Design Specifier and Commercial End User

Masland contract

THE DIXIE GROUP



- **Premium brand in the commercial marketplace**
- **Designer focused**
- **Strong national account base**
  - Nordstrom's, Target, Sears, Olive Garden, Red Lobster, Victoria's Secret, Applebee's
- **Growth initiative**
  - Modular/carpet tile
  - *"Energy Collection"*

Dixie Sales Continuing Operations ($ in millions)

THE DIXIE GROUP


$331
$321
$283
$203
$232
350
300
250
200
150
100
50
0
17
16
11
4
6
314
305
272
199
226
2006
2007
2008
2009
2010 Est.
Carpet Sales
Yarn Sales

Quarterly
Sales & Operating Income
($ in millions)

THE DIXIE GROUP

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Net Sales	47.6	52.6	50.5	52.8	50.5	59.1	56.7
Non-GAAP Adjusted Operating Income	(6.1)	(0.3)	(1.1)	(0.7)	(2.1)	0.2	(1.6)
Non-GAAP Adjusted EBITDA	(2.6)	3.2	2.2	2.3	0.9	3.1	1.3

- Anticipate positive operating results in Q4 of 2010
- We have maintained a positive adjusted EBITDA in the last 6 quarters
- Positive prior year comp's each quarter of 2010
- We need to invest less than depreciation over the next few years

Note: Non-GAAP reconciliation on slide 36

Dixie Debt Levels

($ in millions)

THE DIXIE GROUP



$94
$84
$80
$77
$68
$61
$62
$68
$65
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

- We have reduced debt $29 million since the beginning of 2008
- 2010 Capital expenditures of $2 million vs. D&A of $11.6 million
- Availability was $11.7 million at the end of 2010

Dixie Capital Structure
($ in millions)

THE DIXIE GROUP

	December 27, 2008	September 25, 2010
Debt	93.8	67.5
Equity	107.6	62.9
Capital	201.4	130.4
Debt to Capital Ratio	46.6%	51.8%

Goal is to lower debt to capital ratio over the next few years

Current Business Conditions
Sales

THE DIXIE GROUP

For the 4th quarter of 2010 vs. prior year:

- Commercial sales up 26% with tile sales up 98%
- Residential sales up nearly 22% with Dixie Home up 55%
- Dixie Group sales up 24% will all brands showing growth
- We feel the industry will show marginal improvement for the 4th quarter

For the year of 2010 vs. prior year:

- Commercial sales up nearly 5% with tile sales up 32%
- Residential sales up nearly 18% with Dixie Home up 40%
- Dixie Group sales up 13% with all brands showing growth
- The industry was up 0.3% through the 3rd quarter of 2010

Current Business Conditions

The carpet industry is in recovery mode

THE DIXIE GROUP

- **Though we see a slow recovery in the housing sector ...**
  - **We are less dependent than the industry upon new construction … we are driven by resale and remodel of existing homes and commercial facilities**
- **Actions to consolidate facilities, make organizational changes and cut expenses have positioned us for a return to profitability …**
  - **And we anticipate positive operating results in the 4th quarter of 2010**
- **Raw material costs most likely will increase in 2011 …**
  - **But the industry has a history of successfully passing along price increases to cover those costs**

Outlook
Opportunities in the future

THE DIXIE GROUP

Though the market has been difficult, we are encouraged by:

- Continued signs of recovery in the commercial sector
- Despite slow recovery in the residential sector, we have seen improvement of higher end goods in the luxury market
- Positive market reception to our new products:
  - Masland and Fabrica Wool Collections up 30% in 2010
  - Masland Avenue – new technology with a woven look
  - Stainmaster ® value products have been well accepted
  - Durasilk (polyester) has grown dramatically
  - Modular Carpet Tile is taking market share
- Successful realignment of our organizational structure
- Having invested significantly in our capabilities for future growth … we can now take advantage of market conditions as they improve



Masland
contract

DIXIE
HOME



THE DIXIE GROUP



FABRICA
FINE CARPET & RUGS

Masland
CARPETS & RUGS



Non-GAAP Information

Use of Non-GAAP Financial Information:

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill. (Note 1)

The Company defines Adjusted EBIT as net income less income from discontinued operations, net of tax, plus taxes and plus interest. (Note 2)

The Company defines Adjusted EBTIDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill and plus other (income) expense - net. (Note 3)

Adjusted Operating Income (Loss)

($ in thousands)	2006	2007	2008	2009	2010 YTD
Operating income (loss)	16,558	16,724	(28,396)	(45,323)	(4,165)
Plus: Facility consolidation and severance expenses	-	-	2,317	4,091	637
Plus: Impairment of assets	-	-	4,478	1,459	-
Plus: Impairment of goodwill	-	-	23,121	31,406	-
Non-GAAP Adjusted Operating Income (Loss) (Note 1)	$ 16,558	$ 16,724	$ 1,520	$ (8,367)	$ (3,528)

Adjusted Earnings before Interest and Taxes (Adjusted EBIT)

($ in thousands)	2006	2007	2008	2009	2010 YTD
Net income (loss) as reported	7,703	6,266	(31,403)	(42,098)	(5,170)
Less: Income (loss) from discontinued operations, net of tax	(188)	(512)	(275)	(280)	(158)
Plus: Taxes	1,781	3,693	(2,907)	(8,845)	(2,661)
Plus: Interest	7,213	6,347	5,965	5,521	3,221
Non-GAAP Adjusted EBIT (Note 2)	$ 16,885	$ 16,818	$ (28,070)	$ (45,142)	$ (4,452)

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

($ in thousands)	2006	2007	2008	2009	2010 YTD
Non-GAAP Adjusted EBIT (from above)	16,885	16,818	(28,070)	(45,142)	(4,452)
Plus: Depreciation and amortization	11,500	12,941	13,752	13,504	8,870
Plus: Facility consolidation and severance expenses	-	-	2,317	4,091	637
Plus: Impairment of assets	-	-	4,478	1,459	-
Plus: Impairment of goodwill	-	-	23,121	31,406	-
Plus: Other (income) expense - net	(327)	(94)	(326)	(181)	287
Non-GAAP Adjusted EBITDA (Note 3)	$ 28,058	$ 29,665	$ 15,272	$ 5,137	$ 5,342

Non-GAAP Financial Information:

Adjusted Operating Income (Loss)

($ in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Operating income (loss)	(39,163)	(458)	(1,711)	(3,992)	(2,286)	59	(1,937)
Plus: Facility consolidation and severance expenses	1,615	117	563	1,796	211	122	304
Plus: Impairment of assets	-	-	-	1,459	-	-	-
Plus: Impairment of goodwill	31,406	-	-	-	-	-	-
Non-GAAP Adjusted Operating Income (Loss) (Note 1)	$ (6,142)	$ (341)	$ (1,148)	$ (737)	$ (2,075)	$ 181	$ (1,633)

Adjusted Earnings before Interest and Taxes (EBIT)

($ in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Net income (loss) as reported	(35,557)	(1,067)	(1,994)	(3,480)	(2,529)	(744)	(1,897)
Less: Income (loss) from discontinued operations, net tax	(116)	(83)	23	(104)	(70)	(60)	(28)
Plus: Taxes	(4,923)	(870)	(1,167)	(1,885)	(1,060)	(636)	(965)
Plus: Interest	1,486	1,410	1,347	1,278	1,235	1,082	904
Non-GAAP Adjusted EBIT (Note 2)	$(38,878)	$ (444)	$ (1,837)	$ (3,983)	$ (2,284)	$ (238)	$ (1,930)

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

($ in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Non-GAAP Adjusted EBIT (from above)	(38,878)	(444)	(1,837)	(3,983)	(2,284)	(238)	(1,930)
Plus: Depreciation and amortization	3,564	3,565	3,338	3,037	2,964	2,966	2,941
Plus: Facility consolidation and severance expenses	1,615	117	563	1,796	211	122	304
Plus: Impairment of assets	-	-	-	1,459	-	-	-
Plus: Impairment of goodwill	31,406	-	-	-	-	-	-
Plus: Other (income) expense - net	(285)	(14)	126	(9)	(2)	297	(7)
Non-GAAP Adjusted EBITDA (Note 3)	$ (2,578)	$ 3,224	$ 2,190	$ 2,300	$ 889	$ 3,147	$ 1,308

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.